Page 1 of 2 PERFORMANCE SHARE UNIT AWARD CERTIFICATE Congratulations on being the recipient of an Ameriprise Financial Long-Term Incentive Award (the “Award”). Ameriprise Financial, Inc. (the “Company”) has awarded you a Performance Share Unit (“PSU”) Award. This PSU Award Certificate (this “Certificate”) is made as of the Grant Date between the Company and you, an employee of the Company or one of its subsidiaries. The Award is subject to the terms and conditions set forth in this Certificate, the Ameriprise Financial 2005 Incentive Compensation Plan, as amended and restated April 26, 2023 (the “Plan”), the Ameriprise Financial, Inc. 2025 Global Long-Term Incentive Award Program Guide (the “LTIA Guide”), the Ameriprise Financial, Inc. Performance Share Unit Supplement to the Global Long-Term Incentive Award Program Guide (the “Supplement”), the Company’s Policy for the Recovery of Erroneously Awarded Compensation (the “Clawback Policy”), the Company’s Incentive Compensation Recoupment Policy, as amended and restated as of December 4, 2019 (the “Recoupment Policy”) and any Detrimental Conduct Agreement between the Company and you. Copies of the Plan, the Clawback Policy, and the Recoupment Policy are available upon request. All capitalized terms not defined in this Certificate shall have the meanings assigned to them in the Plan, the LTIA Guide or the Supplement. The details of your PSU Award are as follows: *Additional information regarding vesting is provided in the Plan, the LTIA Guide and Supplement. Performance Matrix: [As determined per Award] Total Shareholder Return (“TSR”) Adjustment Matrix: [As determined per Award] The PSU Award provides for a payment to you in shares of the Company’s common stock no later than ___ of 0% to 150% of the Number of Performance Share Units Awarded (at Target) as shown in this Certificate, as adjusted by the performance of the Company and the application of the Performance Matrix and TSR Adjustment Matrix above. Shares of the Company’s common stock shall be paid at a rate of one share of the Company’s common stock for each PSU that is earned and is part of the PSU Payout. The maximum that the TSR Adjustment Matrix can add to or subtract from the results of the Performance Matrix is 25 percentage points, and the PSU Payout cannot exceed the maximum of 175% of the Number of Performance Share Units Awarded (at Target) as shown in this Agreement. For the Performance Matrix, the payout percentage will be interpolated for performance that falls between the EPS and ROE goals shown above. The Compensation and Benefits Committee, in its sole discretion, will determine the payout percentage that is less than 50% based on an assessment of the performance achieved and other factors. For the TSR Adjustment Matrix, the percentage point adjustment will be interpolated for percentiles between the 25th and 75th percentile. Except as otherwise provided in the Plan, the LTIA Guide or the Supplement, this PSU Award is conditioned on your continuous employment with the Company or one of its subsidiaries through the date of payment. All terms and provisions of the Plan, the LTIA Guide, the Supplement, the Clawback and the Recoupment Policy, as the same may be amended from time to time, are incorporated, made part of, and stated in this Award Agreement. By accepting the Award, I agree to the following: Participant Name: ###PARTICIPANT_NAME### Employee ID: ###EMPLOYEE_NAME### Grant Date: ###GRANT_NAME### Award Type: ###DICTIONARY_AWARD_NAME### Award Value (at Award Date): ###TARGET_GRANTED_QUANTITY### Fair Market Value on Award Date: ###AWARD_VALUE ### Number of PSUs Awarded (at Target): ###TARGET_GRANTED_AWARDED### Grant Currency: ###GRANT_CURRENCY### Grant Name: ###GRANT_NAME### Performance Period: ###THREE-YEAR_PERFORMANCE_PERIOD### Vest Date*: ###FIRST_VEST_DATE### Exhibit 10.36

Page 2 of 2 (a) I have received instructions on how to access the LTIA Guide and the Supplement, and I have reviewed those documents. I agree that the terms of the LTIA Guide and the Supplement apply to (1) outstanding Awards (as defined in the LTIA Guide) granted prior to January 1, 2025, and (2) Awards (as defined in the LTIA Guide) granted on or after January 1, 2025. (b) The granting of this Award is a one-time discretionary act, and it does not impose any obligation on the Company to continue my employment or to offer future awards of any amount or nature. (c) The continuation of the Plan is within the discretion of the Company and is subject to termination at any time. (d) The Company has taken steps to ensure the accuracy of this Certificate; however, the Company reserves the right to issue corrected certificate in the event of a clerical or administrative error. (e) If any provision of this Certificate conflicts with the Plan, the LTIA Guide or the Supplement, the terms of the Plan, the LTIA Guide and the Supplement, as applicable, shall govern. (f) The Award may not be assigned, sold, pledged, hypothecated, transferred or otherwise disposed of in any manner other than as provided in the Plan or the LTIA Guide, subject to rules adopted by the Committee from time to time. Acceptance I hereby accept the above terms and understand that if I fail to accept the Award within 45 days from the Grant Date, the Award will be subject to cancellation. ###REQUIRED_SIGNATURE### Signature ###ACCEPTANCE_DATE### © 2025 Ameriprise Financial, Inc. All rights reserved.